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                                                                    Exhibit 23.2


                          INDEPENDENT AUDITORS' CONSENT

We hereby consent to the incorporation by reference of our report dated February 21,2003 (which expresses an unqualified opinion), included in this Form 10-K/A, into Iron Mountain Incorporated's previously filed Registration Statements on Forms S-3 (File Nos. 333-75068 and 333-105494), S-4 (File No. 333-91577) and S-8
(File Nos. 333-43787, 333-89008 and 333-95901).






RSM ROBSON RHODES LLP

Chartered Accountants
Birmingham, England

June 5, 2003